FINANCIAL INVESTORS VARIABLE INSURANCE TRUST

First Horizon Growth & Income Portfolio

First Horizon Capital Appreciation Portfolio

SUPPLEMENT DATED NOVEMBER 22, 2002,

TO THE APRIL 30, 2002,

PROSPECTUSES AND STATEMENT OF ADDITIONAL INFORMATION

This supplement provides new information beyond that contained in the Prospectuses and the Statement of Additional Information (“SAI”), and should be read in conjunction with such Prospectuses and SAI.

Effective October 21, 2002, ALPS Distributors, Inc., the Funds’ distributor, and ALPS Mutual Funds Services, Inc., the Funds’ administrator, will be relocating to a new office building.  Their new address will be 1625 Broadway, Suite 2200, Denver, Colorado 80202.  The telephone number, 877.846.0741, to obtain information about the Funds, will remain the same.

The address for W. Robert Alexander, Chairman of the Board, Jeremy O. May, Treasurer, and Traci A. Thelen, Secretary, will also change to 1625 Broadway, Suite 2200, Denver, Colorado 80202.

The following address used by shareholders to mail applications, payments, and correspondence to the Funds will also change to:

Financial Investors Variable Insurance Trust

1625 Broadway, Suite 2200

Denver, CO  80202